Exhibit 10(j)


                             THE VALSPAR CORPORATION
                 KEY EMPLOYEE LONG-TERM INCENTIVE BONUS PROGRAM

1. PURPOSE. The purpose of the Key Employee Long Term Incentive Bonus Program (the "Program") is to provide an incentive to eligible management employees to increase the shareholder value of The Valspar Corporation (the "Company") through a cash award based on the earnings per share growth of the Company during a three fiscal year cycle. This Program shall be in addition to any other award or grant under any other bonus or stock incentive plan of the Company.

2. RECIPIENTS. The Compensation Committee shall determine the Employees of the Company, other than Richard Rompala, who shall participate in this Program (the "Recipient") and who are eligible to receive an Award pursuant to Section 5 below, provided the Recipient satisfies the conditions set forth herein. The Compensation Committee, in its discretion, may make any Employee who had been appointed or promoted after the commencement of a Performance Period(s) eligible to receive an Award, provided that such Employee's Award shall be pro rated based on the period during which the Employee participates for the remainder of such Performance Period(s). Except as otherwise provided in Section 6, an Employee shall cease to be an eligible Recipient under this Program upon the earlier of (a) his or her termination of employment with Valspar for any reason or (b) a determination by the Compensation Committee that he or she shall no longer be eligible for this Program.

3. PERFORMANCE PERIOD. The Performance Period will be three consecutive fiscal years of the Company. The first Performance Period will commence November 1, 2001. A new Performance Period shall commence on the first day of each subsequent fiscal year and end on the last day of the third fiscal year following such date.

4. PERFORMANCE GOAL. The Performance Goal shall be the cumulative earnings per share ("EPS") of common stock of the Company for each Performance Period as set by the Committee and recorded in its minutes. The Performance Goal may be expressed as a range. The Performance Goal must be established no later than the end of the ninth month after the beginning of the Performance Period, and shall not be modified thereafter. The Performance Goal for a subsequent Performance Period need not be consistent with the Performance Goal for any prior Performance Period. The EPS shall be determined based upon the audited financial statements of the Company; provided that the Committee, in its discretion, may adjust such EPS for extraordinary items. The Committee will, as soon as administrative feasible following the end of each Performance Period, certify in writing as to the actual EPS achieved and the level of the Awards based on the Performance Goal.


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5.       AWARDS. Each Recipient who meets the conditions for payment as described below will receive a cash bonus (the "Award") equal to a percentage of the Recipient's annual base salary in effect on the first day of the Performance Period, such percentage to be determined by the Compensation Committee and recorded in its minutes. If the Performance Goal is expressed as a range, the amount of each Recipient's Award will vary in direct proportion to the level of achievement within the Performance Goal range; provided, however, that the Committee may, at the time the Award is set, establish a minimum Award and a maximum Award regardless of the level of achievement of the Performance Goal. The Company shall notify each Recipient of the amount or range of his or her individual Award as soon as administratively feasible after the Committee establishes the Award.

6.       CONDITIONS OF PAYMENT. Except as provided in the next sentence or in
         Section 9 below, no Recipient shall be entitled to any Award under this Program unless the Recipient is an active employee of the Company on the last day of the Performance Period. Notwithstanding the foregoing, a Recipient shall be entitled to an Award for a Performance Period if the Recipient's employment with the Company terminated during the Performance Period as a result of death, Disability or Retirement, provided that the amount of the Award (as otherwise determined as provided in Section 5 above at the end of each Performance Period in effect at the time of death, Disability or Retirement) pro-rated for that portion of the Performance Period(s) during which the Recipient was employed. For purposes of this Program: (a) Disability shall mean the date the Recipient qualifies for long term disability benefits under any program maintained by the Company; and (b) Retirement shall mean termination of employment at any time after the Recipient has attained age 60 (or age 55 with an executed non-compete agreement). Nothing herein shall require the payment of any Award prior to the date set forth in Section 7.

7. PAYMENT OF AWARDS; WITHHOLDING. The date of payment of an Award shall be as soon as administratively feasible following the certification of the achievement of the Performance Goal by the Compensation Committee, but not later than 90 days after the end of the Performance Period. The Company shall withhold from the payment of any Award any and all applicable taxes required by law.

8. RIGHTS OF RECIPIENTS. No Recipient shall be entitled to any rights under this Program prior to the date of payment of any Award. Nothing in this Program shall limit the right of the Company to terminate the employment of any Recipient or confer upon any Recipient any right to continue in the employ of the Company.

9. DISCRETION OF COMMITTEE. The Committee shall have the discretion to administer this Program, to establish rules, and to interpret its provisions, consistent with its purposes. The Committee may accelerate the achievement of Performance Goals, pay a pro-rata portion of any Award prior to the end of a Performance Period or make other adjustments as it deems appropriate, which need not be uniform for all Recipients.


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10.      AMENDMENTAND TERMINATION. The Committee and the Board reserve the right: (a) to amend this Program at any time; (b) to cancel any Performance Goal and any Award associated therewith at any time prior to the end of the Performance Period; (c) to discontinue the establishment of future Performance Periods and Awards; (d) to modify the class of eligible Recipients for future Awards, and (e) to terminate the Program, in each event without further obligation to any Recipient.

11. EFFECTIVE DATE. This Program is established by the Compensation Committee at its meeting held on February 26, 2002, and is effective as of November 1, 2001.

                                                      THE VALSPAR CORPORATION

                                                      By:  /s/Rolf Engh
                                                           ---------------------
                                                      Its: Senior Vice President
                                                           ---------------------


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                                    EXHIBIT A

                 PERFORMANCE PERIODS AND PERFORMANCE GOAL RANGE
               UNDER THE KEY EMPLOYEE LONG TERM INCENTIVE PROGRAM

------------------------------- ---------------------------- ---------------------------- ----------------------------
      PERFORMANCE PERIOD            EARNINGS PER SHARE                 MINIMUM                      MAXIMUM
        (FISCAL YEARS)               PERFORMANCE GOAL            EARNINGS PER SHARE           EARNINGS PER SHARE
                                                                  PERFORMANCE GOAL             PERFORMANCE GOAL
------------------------------- ---------------------------- ---------------------------- ----------------------------
          2002-2004                        $7.90                        $6.70                        $9.10

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